--------------------------------------------------------------------------------
                    COHEN & STEERS SELECT UTILITY FUND, INC.

October 25, 2004

To Our Shareholders:

    We are pleased to submit to you our report for Cohen & Steers Select Utility Fund for the quarter ended September 30, 2004. The net asset value at that date was $20.14 per common share. During the quarter, three monthly dividends of $0.085 per share were paid to common shareholders. In addition, three monthly dividends of $0.085 per share were declared and will be paid to common shareholders on October 29, 2004, November 30, 2004, and December 31, 2004.

INVESTMENT REVIEW

    For the quarter, Cohen & Steers Select Utility Fund had a total return, based on income and change in net asset value, of 8.6%. Based on the market price of the fund's shares, which ended the quarter at $18.31, the fund's total return was 13.0%. (The fund's common stock is traded on the New York Stock Exchange and its share price can differ from its net asset value.) This compares to the S&P Supercomposite Utilities Index total return of 6.3% and the S&P 500 total return of -1.9%. From the fund's inception on March 30, 2004 through the end of the third quarter, the fund's total return was 8.0%. (-6.2% based on the fund's market price.) This compares to the S&P Supercomposite Utilities Index total return of 7.0% and the S&P 500 total return of 1.5% over the same period. The asset mix of the fund at the end of the quarter consisted of 81% utility common stocks and 18% preferred and other fixed income investments (with the remaining 1% in cash). We have an allocation to preferred stocks to enhance the income potential of the fund.

    Utility shares outperformed the broader stock market averages during the quarter due mainly to large dividend increases from several of the leading utilities in the sector, as well as a growing belief that while a real economic recovery is underway, its moderate pace of economic growth will lead the Federal Reserve to increase interest rates at a more measured pace than was expected. We also believe that investors may be growing more comfortable with how utility stocks will perform even if the economic recovery leads to higher interest rates.

    News of dividend increases from some of the largest utilities in the industry helped the integrated electric group, which generates, transmits and distributes electricity through regulated and unregulated companies, generate a total return of 7.1% during the third quarter. Electric distribution utilities, which are primarily engaged in the state-regulated distribution of electricity, had a 7.1% total return. As a more interest-rate-sensitive sector, electric distribution utility share prices benefited from declining interest rates and expectations for a slower increase in interest rates over time. The integrated natural gas sector had a 6.8% total return during the quarter. The share prices of integrated natural gas companies increased with strong natural gas and crude oil prices, which influences profits in the exploration and production business. Driven by strong demand and concern over supply disruptions, the price of crude oil increased 34% to $49.64 per barrel at quarter-end, while the price of natural gas rose 10% to $6.80 per MMBtu. The natural gas distribution sector produced a 3.6% total return.

--------------------------------------------------------------------------------
                                       1

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                    COHEN & STEERS SELECT UTILITY FUND, INC.

    The fund's best performing sector during the quarter was the electric distribution group, which produced a total return of 8.0%. The integrated natural gas and electric sectors contributed total returns of 6.9% and 6.7%, respectively. The worst performing sector for the fund was the natural gas distribution sector, which had a 2.1% total return.

    The fund's top contributors to performance also provide excellent examples of two of the positive trends that we believe are occurring throughout the utility industry: improving fundamentals and dividend growth. Duke Energy Corporation was the strongest contributor to fund performance with a 14.2% total return. Under the leadership of Duke's new CEO Paul Anderson, the company is refocusing on its core electric utility and natural gas pipeline businesses, reducing its burdensome debt load and exiting energy trading and much of its unregulated power plant business. Exelon Corporation was another top contributor to fund performance with a total return of 11.1%. During the third quarter Exelon announced an 11% dividend increase and committed to growing their dividend payout ratio from 40% to 50-60% in 2005. This follows Exelon's 10% dividend increase just nine months ago in January 2004. TXU Corp. was also a top performer with a total return of 18.6%. After many years of disappointing stock price performance, TXU shares rose significantly following the appointment of a new, highly respected CEO and his implementation of a broad restructuring program that has increased earnings, reduced debt, and lowered business risk. Laggards during the quarter included Progress Energy, with a total return of -2.6% and Atmos Energy, which generated a total return of -0.4%.

INVESTMENT OUTLOOK

    We expect utility fundamentals to continue to improve as companies address the challenges associated with the partial deregulation of the industry. Many utilities have exited poorly performing unregulated investments and are focused on improving operations at their core regulated utility franchises. At the same time, companies have in our view made substantial progress in strengthening balance sheets and free cash flow. Balance sheets are stronger following the issuance of over $60 billion in equity over the last four years. The cash flow profile of most utilities is improving dramatically due to the decline in unregulated capital expenditures. For the first time in many years the utility sector should be free cash flow positive in 2004.

    With an improving cash flow profile, declining business risk and relatively low dividend payout ratios, managements have resumed dividend growth after several years of declining dividend payments. Several utilities raised their dividends substantially over the last year, and we believe this trend will continue. For the year ended September 30, 2004, 26 companies out of 49 dividend-paying electric utilities raised their dividends by an average of 8%. No companies lowered their dividends during this period. Recent dividend increases came from some of the largest companies in the industry. The company with the largest market capitalization in the sector, Exelon Corporation, has raised its dividend 22% during 2004 and has committed to strong dividend growth in 2005. FPL Group raised its dividend 11% in June and Edison International raised its dividend 25% in October. We expect

--------------------------------------------------------------------------------
                                       2

--------------------------------------------------------------------------------
                    COHEN & STEERS SELECT UTILITY FUND, INC.

continued strong dividend growth in the utility sector. The average utility dividend payout ratio, 55% currently, is still very low relative to the long-term historical average of 75%.

    We continue to concentrate our portfolio in companies that we believe have the potential for above-average growth in earnings and dividends. We focus on the more highly regulated utilities that have above-average credit quality (all of the companies in our portfolio have investment grade senior debt ratings). In our view, companies with these characteristics offer the potential for greater stability of earnings and dividends. These businesses include regulated and integrated electric and gas utilities and natural gas pipelines. We do not have a focus on sectors such as telecommunications and independent power producers because we believe their business models and industry fundamentals will result in greater volatility of earnings and cash flows. We have a modest allocation to companies that we believe have positive earnings sensitivity from high natural gas and crude oil prices through: a) natural gas utilities engaged in exploration and production, and b) electric utilities with coal and nuclear generation that benefit as high natural gas prices are increasingly the marginal price-setting fuel in U.S. power markets.

    We believe utilities stand to benefit from an overall constructive regulatory environment in several ways. Many state regulators are working proactively with electric utilities to ensure price stability for customers. Regulators have also supported utilities' efforts to move unregulated power plants into the regulated asset base where we feel utilities have the ability to earn more attractive and stable financial returns on capital investments. Many state regulators have also allowed utilities to incorporate the costs of environmental upgrades to coal fired power plants in customer rates. We anticipate that regulation designed to promote the enhancement of the electric transmission grid will provide attractive investment opportunities for utilities. The sector should also profit from the need to invest in the natural gas infrastructure in areas such as pipelines, storage, and liquefied natural gas terminals.

    We believe that utility stocks should continue to benefit from their attractive dividend yields, especially with a growing awareness that utilities are one of the highest yielding sectors in the S&P 500 that qualifies for the new tax rate on dividends. The Jobs and Growth Tax Relief Reconciliation Act of 2003 lowered the federal tax rate on qualified dividend income to a maximum of 15%, down from a prior top rate of 38.6%. With attractive fundamentals, constructive regulation, and strong financial performance, we believe utilities will be a main beneficiary of investors' demand for more conservative income-producing equity investments. Consequently, we

--------------------------------------------------------------------------------
                                       3

--------------------------------------------------------------------------------
                    COHEN & STEERS SELECT UTILITY FUND, INC.

believe Cohen & Steers Select Utility Fund is well positioned to deliver potentially attractive current income and capital appreciation over time.

Sincerely,

             MARTIN COHEN              ROBERT H. STEERS
             MARTIN COHEN              ROBERT H. STEERS
             President                 Chairman

             ROBERT BECKER             WILLIAM F. SCAPELL
             ROBERT BECKER             WILLIAM F. SCAPELL
             Portfolio Manager         Portfolio Manager

         VISIT COHEN & STEERS ONLINE AT COHENANDSTEERS.COM

    For more information about any of our funds, visit cohenandsteers.com, where you'll find daily net asset values, fund fact sheets and portfolio highlights. You can also access newsletters, education tools and market updates covering the REIT, utility and preferred securities sectors.

    In addition, our Web site contains comprehensive information about our firm, including our most recent press releases, profiles of our senior investment professionals, and an overview of our investment approach.

--------------------------------------------------------------------------------
                                       4

--------------------------------------------------------------------------------
                    COHEN & STEERS SELECT UTILITY FUND, INC.

                 OUR LEVERAGE STRATEGY (UNAUDITED)

    While we do not attempt to predict what future interest rates will be, it has been our philosophy to utilize interest rate swap transactions to seek to reduce the interest rate risk inherent in our utilization of leverage. Our leverage strategy involves issuing auction market preferred shares (AMPS) to raise additional capital for the fund, with an objective of increasing the net income available for shareholders. As of September 30, 2004, AMPS represented 33% of the fund's managed net assets. Considering that AMPS have variable dividend rates, we seek to lock in the rate on a majority of this additional capital through interest rate swap agreements (where we effectively convert our variable rate obligation to a fixed rate obligation for the term of the swap agreements). Specifically, we have fixed the rate on 50% of our borrowings at an average interest rate of 3.97%, for an average remaining period of 3.3 years (when we first entered into the swaps, the average term was 4.5 years). By locking in a large portion of our leveraging costs, we have endeavored to adequately protect the dividend-paying ability of the fund, which is one of the reasons the fund has been able to increase its monthly dividend on several occasions. The use of leverage increases the volatility of the fund's net asset value in both up and down markets. However, we believe that locking in a portion of the fund's leveraging costs for the term of the swap agreements partially protects the fund from any impact that an increase in short-term interest rates may have as a result of the use of leverage.

                          LEVERAGE FACTS(a)

Leverage (as % of managed net assets)..............    33%
% Fixed Rate.......................................    50%
% Variable Rate....................................    50%
Average Rate on Swaps..............................  3.97%
Average Term on Swaps..............................   3.3 years
Current Rate on AMPS...............................   1.9%

-------------------
(a) Data as of September 30, 2004. Information is subject to change.

--------------------------------------------------------------------------------
                                       5

--------------------------------------------------------------------------------
                    COHEN & STEERS SELECT UTILITY FUND, INC.

                            SCHEDULE OF INVESTMENTS
                         SEPTEMBER 30, 2004 (UNAUDITED)

                                                   NUMBER                         DIVIDEND
                                                  OF SHARES        VALUE          YIELD(a)
                                                 -----------   --------------   ------------
  COMMON STOCK                         117.15%(b)
    UTILITIES                          117.15%
       ELECTRIC -- INTEGRATED           88.78%
         Ameren Corp. .........................    1,585,000   $   73,147,750       5.50%
         American Electric Power Co. ..........      409,000       13,071,640       4.38
         Cinergy Corp. ........................    1,871,000       74,091,600       4.75
         DTE Energy Co. .......................      965,900       40,751,321       4.88
         Dominion Resources....................      462,000       30,145,500       3.95
         Duke Energy Corp. ....................    2,367,800       54,198,942       4.81
         Entergy Corp. ........................      736,750       44,654,418       2.97
         Exelon Corp. .........................    1,232,464       45,219,104       3.33
         FirstEnergy Corp. ....................      965,100       39,646,308       3.65
         FPL Group.............................      200,300       13,684,496       3.98
         Hawaiian Electric Industries..........    1,293,500       34,329,490       4.67
         NiSource..............................      573,000       12,038,730       4.38
         PPL Corp..............................      387,000       18,258,660       3.48
         Pinnacle West Capital Corp. ..........    1,109,000       46,023,500       4.34
         Progress Energy.......................      784,850       33,230,549       5.43
         Public Service Enterprise Group.......      850,500       36,231,300       5.16
         Puget Energy..........................      557,000       12,643,900       4.41
         SCANA Corp. ..........................      112,000        4,182,080       3.91
         Scottish Power plc (ADR)(c)...........      342,000       10,547,280       4.15
         Southern Co. .........................    2,536,000       76,029,280       4.77
         TXU Corp. ............................      495,000       23,720,400       1.04
         Xcel Energy...........................    2,230,000       38,623,600       4.79
                                                               --------------
                                                                  774,469,848
                                                               --------------
       ELECTRIC -- DISTRIBUTION         13.30%
         Consolidated Edison...................    1,248,900       52,503,756       5.38
         Energy East Corp. ....................      181,000        4,557,580       4.13
         National Grid Transco plc (ADR)(c)....      132,900        5,692,107       4.97
         NSTAR.................................      197,000        9,672,700       4.52
         Pepco Holdings........................    2,189,000       43,561,100       5.03
                                                               --------------
                                                                  115,987,243
                                                               --------------

-------------------
(a) Dividend yield is computed by dividing the security's current annual dividend rate by the last sale price on the principal exchange, or market, on which such security trades.
(b) Percentages indicated are based on the net assets of the fund.
(c) (ADR) American Depository Receipt.

--------------------------------------------------------------------------------
                                       6

--------------------------------------------------------------------------------
                    COHEN & STEERS SELECT UTILITY FUND, INC.

                     SCHEDULE OF INVESTMENTS -- (CONTINUED)
                         SEPTEMBER 30, 2004 (UNAUDITED)

                                                   NUMBER                         DIVIDEND
                                                  OF SHARES        VALUE           YIELD
                                                 -----------   --------------   ------------
       GAS -- DISTRIBUTION               3.68%
         AGL Resources.........................      191,000   $    5,877,070       3.77%
         Atmos Energy Corp. ...................      460,500       11,599,995       4.84
         Vectren Corp. ........................      579,867       14,601,051       4.53
                                                               --------------
                                                                   32,078,116
                                                               --------------
       GAS -- INTEGRATED                11.39%
         Equitable Resources...................      810,300       44,007,393       2.80
         KeySpan Corp. ........................    1,220,000       47,824,000       4.54
         Sempra Energy.........................      208,000        7,527,520       2.76
                                                               --------------
                                                                   99,358,913
                                                               --------------
         TOTAL UTILITIES.......................                 1,021,894,120
                                                               --------------
              TOTAL COMMON STOCK
                (Identified
                cost -- $971,706,113)..........                 1,021,894,120
                                                               --------------
  PREFERRED SECURITIES -- $25 PAR VALUE 21.91%
    AGRICULTURAL CHEMICALS               0.05%
         Agrium, 8.00% (COPrS)(a)..............       16,700          421,508       7.92
                                                               --------------
    BANK                                 0.61%
         Chevy Chase Bank, 8.00%, Series C.....       87,100        2,377,830       7.33
         First Republic Bank, 6.70% Series A...      118,700        2,973,435       6.71
                                                               --------------
                                                                    5,351,265
                                                               --------------
    BANK -- FOREIGN                      0.13%
         Northern Rock plc, 8.00%, Series A....       45,000        1,130,009       7.96
                                                               --------------
    INSURANCE                            0.12%
         RenaissanceRE Holdings Ltd., 6.08%,
            Series C...........................       46,100        1,087,038       6.45
                                                               --------------
    MEDIA                                0.66%
       CABLE TELEVISION                  0.53%
         Shaw Communications, 8.45%, Series A
            (COPrS)(a).........................       85,553        2,151,658       8.39
         Shaw Communications, 8.50%, Series B
            (COPrS)(a).........................       99,600        2,504,940       8.47
                                                               --------------
                                                                    4,656,598
                                                               --------------


-------------------

(a) (COPrS) Canadian Origin Preferred Securities

--------------------------------------------------------------------------------
                                       7

--------------------------------------------------------------------------------
                    COHEN & STEERS SELECT UTILITY FUND, INC.

                     SCHEDULE OF INVESTMENTS -- (CONTINUED)
                         SEPTEMBER 30, 2004 (UNAUDITED)

                                                   NUMBER                         DIVIDEND
                                                  OF SHARES        VALUE           YIELD
                                                 -----------   --------------   ------------
       DIVERSIFIED SERVICES              0.13%
         Liberty Media Corp., 8.75% (CBTCS)(a).       22,100   $      584,545       8.28%
         Liberty Media Corp., 8.75% (PPLUS)(b).       20,700          557,037       8.14
                                                               --------------
                                                                    1,141,582
                                                               --------------
         TOTAL MEDIA...........................                     5,798,180
                                                               --------------
    REAL ESTATE                         16.42%
       DIVERSIFIED                       2.54%
         Bedford Property Investors, 7.625%,
            Series B...........................      205,350        5,236,425       7.49
         Forest City Enterprises, 7.375%,
            Class A............................       80,000        2,011,200       7.32
         iStar Financial, 7.875%, Series E.....      270,700        6,818,933       7.82
         iStar Financial, 7.80%, Series F......      132,000        3,329,040       7.73
         iStar Financial, 7.50%, Series I......      112,740        2,795,952       7.58
         Lexington Corporate Properties Trust,
            8.05%, Series B....................       75,000        1,938,750       7.78
                                                               --------------
                                                                   22,130,300
                                                               --------------
       HEALTH CARE                       1.98%
         Health Care REIT, 7.875%, Series D....       72,550        1,838,417       7.77
         Health Care REIT, 7.625%, Series F....       60,000        1,485,000       7.72
         LTC Properties, 8.00%, Series F.......      547,713       13,922,864       7.87
                                                               --------------
                                                                   17,246,281
                                                               --------------
       HOTEL                             1.55%
         Ashford Hospitality Trust, 8.55%,
            Series A...........................      155,600        3,953,796       8.42
         Equity Inns, 8.75%, Series B..........       75,900        2,003,760       8.30
         Host Marriott Corp., 8.875%,
            Series E...........................      100,000        2,756,000       8.06
         Innkeepers USA, 8.00%, Series C.......      188,500        4,769,050       7.91
                                                               --------------
                                                                   13,482,606
                                                               --------------

-------------------
(a) (CBTCS) Corporate Backed Trust Certificates
(b) (PPLUS) Preferred Plus Trust

--------------------------------------------------------------------------------
                                       8

--------------------------------------------------------------------------------
                    COHEN & STEERS SELECT UTILITY FUND, INC.

                     SCHEDULE OF INVESTMENTS -- (CONTINUED)
                         SEPTEMBER 30, 2004 (UNAUDITED)

                                                   NUMBER                         DIVIDEND
                                                  OF SHARES        VALUE           YIELD
                                                 -----------   --------------   ------------
       OFFICE                            5.24%
         Alexandria Real Estate Equities,
            8.375%, Series C...................      514,000   $   13,492,500       7.96%
         Brandywine Realty Trust, 7.50%,
            Series C...........................       75,819        1,911,397       7.46
         Corporate Office Properties Trust,
            8.00%, Series G....................       38,486          981,393       7.84
         CRT Properties, 8.50%, Series A.......       35,335          931,077       8.08
         Highwoods Properties, 8.00%,
            Series B...........................       15,435          388,499       7.95
         Highwoods Properties, 8.00%,
            Series D...........................       20,558          512,922       8.02
         Maguire Properties, 7.625%,
            Series A...........................      495,326       12,333,617       7.67
         SL Green Realty Corp., 7.625%,
            Series C...........................      247,000        6,330,610       7.45
         SL Green Realty Corp., 7.875%,
            Series D...........................      347,333        8,856,992       7.73
                                                               --------------
                                                                   45,739,007
                                                               --------------
       OFFICE/INDUSTRIAL                 1.12%
         PS Business Parks, 7.00%, Series H....       75,700        1,854,650       7.14
         PS Business Parks, 6.875%, Series I...       54,950        1,305,063       7.24
         PS Business Parks, 7.95%, Series K....      252,000        6,583,500       7.68
                                                               --------------
                                                                    9,743,213
                                                               --------------
    SHOPPING CENTER                      2.65%
       COMMUNITY CENTER                  2.01%
         Cedar Shopping Centers, 8.875%,
            Series A...........................      260,000        6,825,000       8.46
         Developers Diversified Realty Corp.,
            7.375%,
            Series H...........................       25,000          637,750       7.21
         Developers Diversified Realty Corp.,
            7.50%,
            Series I...........................      301,200        7,641,444       7.41
         Kramont Realty Trust, 8.25%,
            Series E...........................       22,300          592,511       7.75
         Saul Centers, 8.00%, Series A.........       67,500        1,798,875       7.50
                                                               --------------
                                                                   17,495,580
                                                               --------------
       REGIONAL MALL                     0.64%
         CBL & Associates Properties, 7.75%,
            Series C...........................      126,931        3,326,862       7.40
         Mills Corp., 9.00%, Series C..........       43,300        1,190,749       8.18
         Mills Corp., 8.75%, Series E..........       40,700        1,098,900       8.11
                                                               --------------
                                                                    5,616,511
                                                               --------------
         TOTAL SHOPPING CENTER.................                    23,112,091
                                                               --------------

--------------------------------------------------------------------------------
                                       9

--------------------------------------------------------------------------------
                    COHEN & STEERS SELECT UTILITY FUND, INC.

                     SCHEDULE OF INVESTMENTS -- (CONTINUED)
                         SEPTEMBER 30, 2004 (UNAUDITED)

                                                   NUMBER                         DIVIDEND
                                                  OF SHARES        VALUE           YIELD
                                                 -----------   --------------   ------------
       SPECIALTY                         1.34%
         Capital Automotive REIT, 6.75%........      125,000   $    3,038,750       6.95%
         Capital Automotive REIT, 7.50%,
            Series A...........................       95,102        2,415,591       7.40
         Capital Automotive REIT, 8.00%,
            Series B...........................      240,400        6,225,158       7.72
                                                               --------------
                                                                   11,679,499
                                                               --------------
              TOTAL REAL ESTATE................                   143,132,997
                                                               --------------
    UTILITIES                            3.92%
       ELECTRIC -- INTEGRATED            3.23%
         EIX Trust I, 7.875%, Series A.........      566,825       14,289,658       7.81
         Pacific Gas and Electric Co., 6.57%...      240,833        6,177,366       6.39
         Pacific Gas and Electric Co., 7.04%...       25,600          660,480       6.82
         Southern California Edison Co., 7.23%,
            Series A...........................       70,000        7,087,500       7.14
                                                               --------------
                                                                   28,215,004
                                                               --------------
       GAS -- DISTRIBUTION               0.69%
         Southern Union Co., 7.55%, Series C...      222,500        5,994,150       7.02
                                                               --------------
         TOTAL UTILITIES.......................                    34,209,154
                                                               --------------
              TOTAL PREFERRED SECURITIES -- $25
                PAR VALUE
                (Identified
                cost -- $185,251,378)..........                   191,130,151
                                                               --------------

                                                  PRINCIPAL
                                                   AMOUNT
                                                 -----------
  PREFERRED SECURITIES -- CAPITAL TRUST  4.96%
    DIVERSIFIED FINANCIAL SERVICES       1.72%
         Old Mutual Capital Funding, 8.00%,
            due 5/29/49 (Eurobond).............  $14,600,000       15,015,399       7.78
                                                               --------------
    ELECTRIC -- INTEGRATED               1.51%
         DPL Capital Trust II, 8.125%, due
            9/1/31.............................    3,000,000        3,127,500       7.80
         Duquesne Light Co., 6.50% Series H....      194,900       10,086,075       6.31
                                                               --------------
                                                                   13,213,575
                                                               --------------
    FOOD -- DAIRY PRODUCTS               0.81%
         Dairy Farmers of America, 7.875%,
            144A(a)............................       70,000        7,037,156       7.84
                                                               --------------


-------------------

(a) The fund prices this security at fair value using procedures approved by the fund's board of directors.

--------------------------------------------------------------------------------
                                       10

--------------------------------------------------------------------------------
                    COHEN & STEERS SELECT UTILITY FUND, INC.

                     SCHEDULE OF INVESTMENTS -- (CONTINUED)
                         SEPTEMBER 30, 2004 (UNAUDITED)

                                                  PRINCIPAL                       DIVIDEND
                                                   AMOUNT          VALUE           YIELD
                                                 -----------   --------------   ------------
    INSURANCE -- MULTI-LINE              0.92%
         AFC Capital Trust I, 8.207%, due
            2/3/27, Series B...................  $ 8,000,000   $    8,000,000       8.21%
                                                               --------------
              TOTAL PREFERRED
                SECURITIES -- CAPITAL TRUST
                (Identified cost --
                $43,339,749)...................                    43,266,130
                                                               --------------
CORPORATE BOND                           4.15%
  AUTOMOTIVE                             1.91%
         Ford Motor Co., 9.215%, due 9/15/21...    5,000,000        5,676,440
         General Motors Acceptance Corp.,
            8.00%, due 11/1/31.................    5,000,000        5,189,540
         General Motors Corp., 9.40%, due
            7/15/21............................    5,000,000        5,743,010
                                                               --------------
                                                                   16,608,990
                                                               --------------
  CABLE TELEVISION                       1.40%
         Cablevision Systems New York Group,
            8.00%, due 4/15/12, 144A...........    4,500,000        4,725,000
         CSC Holdings, 7.875%, due 2/15/18.....    2,500,000        2,593,750
         Rogers Cable, 8.75%, due 5/01/32......    4,500,000        4,927,500
                                                               --------------
                                                                   12,246,250
                                                               --------------
  INSURANCE                              0.84%
         Liberty Mutual Insurance, 7.697%,
            due 10/15/97.......................    7,000,000        7,324,842
                                                               --------------
              TOTAL CORPORATE BOND
                (Identified cost --
                $35,522,407) ..................                    36,180,082
                                                               --------------
COMMERCIAL PAPER                         0.86%
         UBS Finance Del LLC, 1.40%, due
            10/01/04 (Identified cost --
            $7,519,000)........................    7,519,000        7,519,000
                                                               --------------
TOTAL INVESTMENTS (Identified
  cost -- $1,243,338,647) ............. 149.03%                 1,299,989,483(a)
LIABILITIES IN EXCESS OF OTHER
  ASSETS .............................. (0.31)%                    (2,717,681)
LIQUIDATION VALUE OF AUCTION MARKET PREFERRED SHARES:
  SERIES M7, SERIES T7, SERIES W7, SERIES TH28,
  SERIES F7 (Equivalent to $25,000 per share
  based on 3,400 shares outstanding per
  class) ............................. (48.72)%                  (425,000,000)
                                       -------                 --------------
NET ASSETS APPLICABLE TO COMMON SHARES
  (Equivalent to $20.14 per share based on
  43,320,750 shares of capital stock
  outstanding) ........................ 100.00%                $  872,271,802
                                       -------                 --------------
                                       -------                 --------------

-------------------

(a) At September 30, 2004, net unrealized appreciation was $56,650,836 based on cost for federal income tax purposes of $1,243,338,647. This consisted of aggregate gross unrealized appreciation on investments of $61,062,742 and aggregated gross unrealized depreciation on investments of $4,411,906.

--------------------------------------------------------------------------------
                                       11

--------------------------------------------------------------------------------
                    COHEN & STEERS SELECT UTILITY FUND, INC.

                     SCHEDULE OF INVESTMENTS -- (CONTINUED)
                         SEPTEMBER 30, 2004 (UNAUDITED)

NOTE 1. INVESTMENTS IN INTEREST RATE SWAPS

    The fund has entered into interest rate swap agreements with Merrill Lynch Derivative Products AG, UBS AG, and Royal Bank of Canada. Under the agreements the fund receives a floating rate and pays a respective fixed rate. Details of the swaps at September 30, 2004 are as follows:

                                                                                                    UNREALIZED
                                    NOTIONAL                 FLOATING RATE(a)                      APPRECIATION/
          COUNTERPARTY               AMOUNT     FIXED RATE   (RESET MONTHLY)   TERMINATION DATE   (DEPRECIATION)
---------------------------------  -----------  ----------   ---------------   ----------------   --------------
Merrill Lynch Derivative Products
  AG.............................  $40,000,000   3.8225%        1.65000%         June 1, 2008      $  (659,229)
Merrill Lynch Derivative Products
  AG.............................  $35,000,000   4.0850%        1.84000%         May 27, 2009         (689,700)
Merrill Lynch Derivative Products
  AG.............................  $40,000,000   3.9950%        1.69625%         July 7, 2009         (653,178)
Royal Bank of Canada.............  $35,000,000   3.8900%        1.81125%         May 19, 2008         (637,605)
Royal Bank of Canada.............  $30,000,000   4.0775%        1.65000%         June 1, 2009         (657,486)
UBS AG...........................  $32,500,000   3.9775%        1.78750%        June 17, 2008         (688,617)
                                                                                                   -----------
                                                                                                   $(3,985,815)
                                                                                                   -----------
                                                                                                   -----------

-------------------
(a) Based on LIBOR (London Interbank Offered Rate). Represents rates in effect at September 30, 2004.

--------------------------------------------------------------------------------
                                       12

--------------------------------------------------------------------------------
                    COHEN & STEERS SELECT UTILITY FUND, INC.

                             FINANCIAL HIGHLIGHTS(a)
                         SEPTEMBER 30, 2004 (UNAUDITED)

                                                                           NET ASSET VALUE
                                                  TOTAL NET ASSETS            PER SHARE
                                             ---------------------------   ---------------
NET ASSET VALUE:
Beginning of period: 3/30/04(b)............                 $    100,275            $19.10
    Net investment income..................  $ 21,010,609                  $ 0.43
    Net realized and unrealized gain on
       investments and interest rate swap
       transactions........................    51,548,409                    1.26
    Offering costs charged to paid in
       capital -- common shares............    (1,732,620)                  (0.04)
    Offering costs charged to paid in
       capital -- preferred shares.........    (4,982,848)                  (0.12)
Distributions from net investment income
  to:
    Common shareholders....................   (18,411,319)                  (0.43)
    Preferred shareholders.................    (2,586,754)                  (0.06)
                                                                           ------
    Capital stock transactions:
         Sold..............................   827,326,050
                                             ------------
Net increase in net asset value............                  872,171,527              1.04
                                                            ------------            ------
End of period: 9/30/2004...................                 $872,271,802            $20.14
                                                            ------------            ------
                                                            ------------            ------

-------------------

(a) Financial information included in this report has been taken from the records of the fund without examination by independent accountants.

(b) Commencement of operations.

--------------------------------------------------------------------------------
                                       13

--------------------------------------------------------------------------------
                    COHEN & STEERS SELECT UTILITY FUND, INC.

                                TOTAL RETURN(a)
                 (PERIOD ENDED SEPTEMBER 30, 2004) (UNAUDITED)
                                SINCE INCEPTION
                                   (3/30/04)
                                     7.98%

The performance data quoted represent past performance. Past performance is no guarantee of future results. The rate of return will vary and the principal value of an investment will fluctuate and shares, if sold, may be worth more or less than their original cost. Current performance may be lower or higher than performance data quoted.

                        REINVESTMENT PLAN

    We urge shareholders who want to take advantage of this plan and whose shares are held in 'Street Name' to consult your broker as soon as possible to determine if you must change registration into your own name to participate.

    Notice is hereby given in accordance with Section 23(c) of the Investment Company Act of 1940 that the fund may purchase, from time to time, shares of its common stock in the open market.

    A description of the policies and procedures that the fund uses to determine how to vote proxies relating to portfolio securities is available (i) without charge, upon request, by calling 1-800-330-7348, (ii) on our Web site at cohenandsteers.com, or (iii) on the Securities and Exchange Commission's (SEC) Web site at http://www.sec.gov. In addition, the fund's proxy voting record for the most recent 12-month period ended June 30 is available (i) without charge upon request, by calling 1-800-330-7348 or (ii) on the SEC's Web site at http://www.sec.gov.

-------------------
(a) Based on net asset value.

--------------------------------------------------------------------------------
                                       14

--------------------------------------------------------------------------------
                    COHEN & STEERS SELECT UTILITY FUND, INC.

                           PRIVACY POLICY

    The fund is committed to maintaining the privacy of its shareholders and to safeguarding their personal information. The following is provided to help you understand what personal information the fund collects, how we protect that information, and why in certain cases we may share this information with others.

    The fund does not receive any personal information relating to shareholders who purchase shares through an intermediary that acts as the record owner of the shares. In the case of shareholders who are record owners of the fund, to conduct and process your business in an accurate and efficient manner, we must collect and maintain certain personal information about you. This is the information we collect on applications or other forms, and from the transactions you make with us.

    The fund does not disclose any personal information about its shareholders or former shareholders to anyone, except as required or permitted by law or as is necessary to service shareholder accounts. We will share information with organizations, such as the fund's transfer agent, that assist the fund in carrying out its daily business operations. These organizations will use this information only for purposes of providing the services required or as otherwise as may be required by law. These organizations are not permitted to share or use this information for any other purpose. In addition, the fund restricts access to personal information about its shareholders to employees of the adviser who have a legitimate business need for the information.

--------------------------------------------------------------------------------
                                       15

--------------------------------------------------------------------------------
                    COHEN & STEERS SELECT UTILITY FUND, INC.

               MEET THE COHEN & STEERS FAMILY OF OPEN-END FUNDS:

           FOR HIGH CURRENT INCOME:                                     FOR TOTAL RETURN:

                COHEN & STEERS                                           COHEN & STEERS
              REALTY INCOME FUND                                          REALTY SHARES

         IDEAL FOR INVESTORS SEEKING A HIGH                  IDEAL FOR INVESTORS SEEKING MAXIMUM TOTAL
         DIVIDEND YIELD AND CAPITAL APPRECIATION,            RETURN THROUGH BOTH CURRENT INCOME AND
         INVESTING PRIMARILY IN REITS                        CAPITAL APPRECIATION, INVESTING PRIMARILY
                                                             IN REITS
         A, B, C AND I SHARES AVAILABLE
                                                             SYMBOL: CSRSX
         SYMBOLS: CSEIX, CSBIX, CSCIX, CSDIX
                                                             ALSO AVAILABLE: COHEN & STEERS
                                                             INSTITUTIONAL REALTY SHARES (CSRIX)
                                                             REQUIRES A HIGHER MINIMUM PURCHASE, BUT
                                                             OFFERS A LOWER TOTAL EXPENSE RATIO


                      FOR TOTAL RETURN:                             FOR CAPITAL APPRECIATION:

                       COHEN & STEERS                                    COHEN & STEERS
                        UTILITY FUND                                    REALTY FOCUS FUND

         IDEAL FOR INVESTORS SEEKING MAXIMUM TOTAL           IDEAL FOR INVESTORS SEEKING MAXIMUM
         RETURN THROUGH BOTH CURRENT INCOME AND              CAPITAL APPRECIATION, INVESTING IN A
         CAPITAL APPRECIATION, INVESTING PRIMARILY           LIMITED NUMBER OF REITS AND OTHER REAL
         IN UTILITIES                                        ESTATE COMPANIES

         A, B, C AND I SHARES AVAILABLE                      CONCENTRATED, HIGHLY FOCUSED PORTFOLIO

         SYMBOLS: CSUAX, CSUBX, CSUCX, CSUIX                 A, B, C AND I SHARES AVAILABLE

                                                             SYMBOLS: CSFAX, CSFBX, CSFCX, CSSPX

               FOR MORE INFORMATION ABOUT ANY COHEN & STEERS FUND
                OR TO OBTAIN A PROSPECTUS PLEASE CONTACT US AT:
          1-800-330-7348, OR VISIT OUR WEB SITE AT COHENANDSTEERS.COM

 PLEASE CONSIDER THE INVESTMENT OBJECTIVES, RISKS, CHARGES AND EXPENSES OF THE
    FUND CAREFULLY BEFORE INVESTING. A PROSPECTUS CONTAINING THIS AND OTHER INFORMATION ABOUT THE FUND MAY BE OBTAINED BY FOLLOWING THE INSTRUCTIONS ABOVE.
             PLEASE READ THE PROSPECTUS CAREFULLY BEFORE INVESTING.

                                     COHEN & STEERS SECURITIES, LLC, DISTRIBUTOR

--------------------------------------------------------------------------------
                                       16

--------------------------------------------------------------------------------
                    COHEN & STEERS SELECT UTILITY FUND, INC.

OFFICERS AND DIRECTORS                 KEY INFORMATION

Robert H. Steers                       INVESTMENT MANAGER
Director and chairman                  Cohen & Steers Capital Management, Inc.
                                       757 Third Avenue
Martin Cohen                           New York, NY 10017
Director and president                 (212) 832-3232

Bonnie Cohen                           FUND SUBADMINISTRATOR AND CUSTODIAN
Director                               State Street Bank and Trust Company
                                       225 Franklin Street
George Grossman                        Boston, MA 02110
Director
                                       TRANSFER AGENT -- COMMON SHARES
Richard J. Norman                      Equiserve Trust Company
Director                               250 Royall Street
                                       Canton, MA 02021
Frank K. Ross                          (800) 426-5523
Director
                                       TRANSFER AGENT -- PREFERRED SHARES
Willard H. Smith Jr.                   The Bank of New York
Director                               100 Church Street
                                       New York, NY 10007
Robert Becker
Vice president                         LEGAL COUNSEL
                                       Simpson Thacher & Bartlett LLP
Adam Derechin                          425 Lexington Avenue
Vice president and assistant treasurer New York, NY 10017

Joseph M. Harvey                       New York Stock Exchange Symbol: UTF
Vice president
                                       Web site: cohenandsteers.com
William F. Scapell
Vice president                         This report is for shareholder
                                       information. This is not a
Lawrence B. Stoller                    prospectus intended for use in the
Assistant secretary                    purchase or sale of fund shares.
                                       Past performance is of course no
                                       guarantee of future results and your
                                       investment may be worth more or less
                                       at the time you sell.

--------------------------------------------------------------------------------
                                       17

                            [COHEN & STEERS
                          SELECT UTILITY LOGO]

                     ----------------------------

                           QUARTERLY REPORT
                          SEPTEMBER 30, 2004


COHEN & STEERS
SELECT UTILITY FUND
757 THIRD AVENUE
NEW YORK, NY 10017